Exhibit 99.2

Q1 2023 QUARTERLY SUPPLEMENTAL INFORMATION Broadstone Net Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2023 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and the management's discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "could," "seeks," "approximately," "projects," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC's website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the "Company," "BNL," "us," "our" and "we") is a real estate investment trust ("REIT") that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, healthcare, restaurant, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants' businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

John D. Moragne

Chief Executive Officer and Member, Board of Directors

Ryan M. Albano

President and Chief Operating Officer

Kevin M. Fennell

Executive Vice President and Chief Financial Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Corporate Strategy & Investor Relations

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Laurier James Lessard, Jr.

Senior Vice President, Asset Management

Jennie L. O'Brien

Senior Vice President, Accounting, and Controller

Roderick A. Pickney

Senior Vice President, Acquisitions

Molly Kelly Wiegel

Senior Vice President, Human Resources & Administration

Andrea T. Wright

Senior Vice President, Property Management

Board of Directors

Laurie A. Hawkes

Chairman of the Board

John D. Moragne

Chief Executive Officer

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

David M. Jacobstein

Shekar Narasimhan

Geoffrey H. Rosenberger

James H. Watters

Company Contact Information

Michael Caruso
SVP, Corporate Strategy & Investor Relations

michael.caruso@broadstone.com

585-402-7842

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Financial Summary
Investment in rental property	$5,002,330	$5,035,846	$4,775,460	$4,594,776	$4,431,929
Less accumulated depreciation	(558,410)	(533,965)	(505,456)	(479,952)	(454,122)
Investment in rental property, net	4,443,920	4,501,881	4,270,004	4,114,824	3,977,807
Cash and cash equivalents	15,412	21,789	75,912	16,813	54,103
Restricted cash	3,898	38,251	6,449	12,163	11,444
Total assets	5,335,868	5,457,609	5,239,192	4,979,442	4,852,520
Unsecured revolving credit facility	108,330	197,322	219,537	320,657	266,118
Mortgages, net	85,853	86,602	94,753	95,453	96,141
Unsecured term loans, net	895,006	894,692	894,378	587,098	586,884
Senior unsecured notes, net	844,744	844,555	844,367	844,178	843,990
Total liabilities	2,103,551	2,195,104	2,231,045	2,012,800	1,961,200
Total Broadstone Net Lease, Inc. stockholders' equity	3,079,207	3,092,918	2,840,692	2,798,690	2,724,641
Total equity (book value)	3,232,317	3,262,505	3,008,147	2,966,642	2,891,320

Revenues	118,992	112,135	103,524	98,013	93,841
General and administrative - other	8,924	7,814	8,439	7,907	7,899
Stock based compensation	1,492	1,503	1,503	1,381	929
General and administrative	10,416	9,317	9,942	9,288	8,828
Total operating expenses	59,559	61,320	59,133	50,875	48,162
Interest expense	21,139	23,773	20,095	17,888	16,896
Net income	41,374	36,773	28,709	35,552	28,441
Net earnings per common share, diluted	$0.21	$0.20	$0.16	$0.20	$0.16

FFO	81,177	71,718	72,169	68,340	61,504
FFO per share, diluted	$0.41	$0.39	$0.39	$0.38	$0.35
Core FFO	74,473	70,527	66,677	65,986	64,076
Core FFO per share, diluted	$0.38	$0.38	$0.36	$0.37	$0.37
AFFO	67,485	65,584	63,386	62,804	60,401
AFFO per share, diluted	$0.34	$0.36	$0.35	$0.35	$0.35

Net cash provided by operating activities	74,376	60,440	77,515	58,855	59,104
Net cash provided by (used in) investing activities	29,633	(274,485)	(205,187)	(172,293)	(207,678)
Net cash (used in) provided by financing activities	(144,739)	191,724	181,057	76,867	186,352
Distributions declared	54,887	45,824	46,242	49,507	48,115
Distributions declared per diluted share	$0.275	$0.275	$0.270	$0.270	$0.265

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Assets
Accounted for using the operating method:
Land	$760,142	$768,667	$755,206	$731,208	$709,962
Land improvements	337,296	340,385	331,858	320,513	300,300
Buildings and improvements	3,866,952	3,888,756	3,650,275	3,503,478	3,381,990
Equipment	10,422	10,422	10,422	10,422	10,422
Total accounted for using the operating method	4,974,812	5,008,230	4,747,761	4,565,621	4,402,674
Less accumulated depreciation	(558,410)	(533,965)	(505,456)	(479,952)	(454,122)
Accounted for using the operating method, net	4,416,402	4,474,265	4,242,305	4,085,669	3,948,552
Accounted for using the direct financing method	26,947	27,045	27,128	28,584	28,684
Accounted for using the sales-type method	571	571	571	571	571
Investment in rental property, net	4,443,920	4,501,881	4,270,004	4,114,824	3,977,807
Cash and cash equivalents	15,412	21,789	75,912	16,813	54,103
Accrued rental income	142,031	135,666	129,579	124,297	120,117
Tenant and other receivables, net	2,004	1,349	791	2,069	1,160
Prepaid expenses and other assets	15,456	49,661	18,984	22,916	22,525
Interest rate swap, assets	45,490	63,390	66,602	26,562	8,944
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	317,478	329,585	322,314	316,119	311,277
Debt issuance costs – unsecured revolving credit facility, net	5,542	6,013	6,485	6,956	7,427
Leasing fees, net	8,766	8,506	8,752	9,117	9,391
Total assets	$5,335,868	$5,457,609	$5,239,192	$4,979,442	$4,852,520
Liabilities and equity
Unsecured revolving credit facility	$108,330	$197,322	$219,537	$320,657	$266,118
Mortgages, net	85,853	86,602	94,753	95,453	96,141
Unsecured term loans, net	895,006	894,692	894,378	587,098	586,884
Senior unsecured notes, net	844,744	844,555	844,367	844,178	843,990
Interest rate swap, liabilities	—	—	—	—	1,154
Accounts payable and other liabilities	46,090	47,547	52,594	42,923	40,611
Dividends payable	54,515	54,460	49,886	49,541	47,682
Accrued interest payable	9,654	7,071	10,559	6,086	9,845
Intangible lease liabilities, net	59,359	62,855	64,971	66,864	68,775
Total liabilities	2,103,551	2,195,104	2,231,045	2,012,800	1,961,200
Equity
Broadstone Net Lease, Inc. stockholders' equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	47	43	43	42
Additional paid-in capital	3,434,534	3,419,395	3,148,075	3,125,377	3,056,560
Cumulative distributions in excess of retained earnings	(398,890)	(386,049)	(369,260)	(350,127)	(336,988)
Accumulated other comprehensive Income	43,516	59,525	61,834	23,397	5,027
Total Broadstone Net Lease, Inc. stockholders’ equity	3,079,207	3,092,918	2,840,692	2,798,690	2,724,641
Non-controlling interests	153,110	169,587	167,455	167,952	166,679
Total equity	3,232,317	3,262,505	3,008,147	2,966,642	2,891,320
Total liabilities and equity	$5,335,868	$5,457,609	$5,239,192	$4,979,442	$4,852,520

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Revenues
Lease revenues, net	$118,992	$112,135	$103,524	$98,013	$93,841
Operating expenses
Depreciation and amortization	41,784	45,606	39,400	35,511	34,290
Property and operating expense	5,886	6,397	5,636	4,696	5,044
General and administrative	10,416	9,317	9,942	9,288	8,828
Provision for impairment of investment in rental properties	1,473	—	4,155	1,380	—
Total operating expenses	59,559	61,320	59,133	50,875	48,162
Other income (expenses)
Interest income	162	40	4	—	—
Interest expense	(21,139)	(23,773)	(20,095)	(17,888)	(16,896)
Cost of debt extinguishment	—	(77)	(231)	—	—
Gain on sale of real estate	3,415	10,625	61	4,071	1,196
Income taxes	(479)	(106)	(356)	(401)	(412)
Other income (expenses)	(18)	(751)	4,935	2,632	(1,126)
Net income	41,374	36,773	28,709	35,552	28,441
Net income attributable to non-controlling interests	(2,070)	(2,041)	(1,600)	(2,036)	(1,683)
Net income attributable to Broadstone Net Lease, Inc.	$39,304	$34,732	$27,109	$33,516	$26,758

Weighted average number of common shares outstanding
Basic[1]	186,130	173,283	172,578	169,555	163,809
Diluted[1]	196,176	183,592	182,971	180,256	174,288
Net earnings per common share[2]
Basic and diluted	$0.21	$0.20	$0.16	$0.20	$0.16

1 Excludes 431,392, 396,924, 395,441, 377,407, and 370,539, weighted average shares of unvested restricted common stock for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022.

2 Excludes $0.1 million from the numerator for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income	$41,374	$36,773	$28,709	$35,552	$28,441
Real property depreciation and amortization	41,745	45,570	39,366	35,479	34,259
Gain on sale of real estate	(3,415)	(10,625)	(61)	(4,071)	(1,196)
Provision for impairment of investment in rental properties	1,473	—	4,155	1,380	—
FFO	$81,177	$71,718	$72,169	$68,340	$61,504
Net write-offs of accrued rental income	297	—	—	—	1,326
Lease termination fees	(7,500)	(1,678)	(791)	—	—
Cost of debt extinguishment	—	77	231	—	—
Gain on insurance recoveries	—	(341)	—	—	—
Severance and executive transition costs[1]	481	—	3	278	120
Other (income) expenses[2]	18	751	(4,935)	(2,632)	1,126
Core FFO	$74,473	$70,527	$66,677	$65,986	$64,076
Straight-line rent adjustment	(7,271)	(6,826)	(5,175)	(4,965)	(4,934)
Adjustment to provision for credit losses	—	—	(4)	(1)	—
Amortization of debt issuance costs	986	988	948	900	856
Amortization of net mortgage premiums	(26)	(26)	(26)	(25)	(27)
Loss on interest rate swaps and other non-cash interest expense	522	522	639	695	659
Amortization of lease intangibles	(2,691)	(1,308)	(1,176)	(1,167)	(1,158)
Stock-based compensation	1,492	1,503	1,503	1,381	929
Deferred taxes	—	204	—	—	—
AFFO	$67,485	$65,584	$63,386	$62,804	$60,401

Diluted weighted average shares outstanding[3]	196,176	183,592	182,971	180,256	174,288
Net earnings per diluted share[4]	$0.21	$0.20	$0.16	$0.20	$0.16
FFO per diluted share[4]	0.41	0.39	0.39	0.38	0.35
Core FFO per diluted share[4]	0.38	0.38	0.36	0.37	0.37
AFFO per diluted share[4]	0.34	0.36	0.35	0.35	0.35

1 Amount includes $0.4 million of accelerated stock-based compensation and $0.1 million of executive transition costs during the three months ended March 31, 2023, related to the departure of our previous chief executive officer.

2 Amount includes $18 thousand, $0.8 million, ($4.9) million, ($2.6) million, and $1.1 million of unrealized and realized foreign exchange (gain) loss for the three months ended March 31, 2023, December 31,2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively, primarily associated with our Canadian dollar denominated revolver borrowings.

3 Excludes 431,392, 396,924, 395,441, 377,407, and 370,539, weighted average shares of unvested restricted common stock for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, respectively.

4 Excludes $0.1 million from the numerator for the three months ended March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 8

EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Net income	$41,374	$36,773	$28,709	$35,552	$28,441
Depreciation and amortization	41,784	45,606	39,400	35,511	34,290
Interest expense	21,139	23,773	20,095	17,888	16,896
Income taxes	479	105	356	401	412
EBITDA	$104,776	$106,257	$88,560	$89,352	$80,039
Provision for impairment of investment in rental properties	1,473	—	4,155	1,380	—
Gain on sale of real estate	(3,415)	(10,625)	(61)	(4,071)	(1,196)
EBITDAre	$102,834	$95,632	$92,654	$86,661	$78,843
Adjustment for current quarter acquisition activity [1]	406	1,283	2,358	2,780	3,225
Adjustment for current quarter disposition activity [2]	(365)	(440)	—	(141)	(79)
Adjustment to exclude non-recurring and other expenses [3]	(1,023)	—	—	—	—
Adjustment to exclude gain on insurance recoveries	—	(341)	—	—	—
Adjustment to exclude net write-offs of accrued rental income	297	—	—	—	1,326
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	18	796	(4,934)	(2,632)	1,125
Adjustment to exclude cost of debt extinguishments	—	77	231	—	—
Adjustment to exclude lease termination fees	(7,500)	(1,678)	(791)	—	—
Adjusted EBITDAre	$94,667	$95,329	$89,518	$86,668	$84,440
General and administrative	9,935	9,318	9,942	9,288	8,825
Adjusted Net Operating Income ("NOI")	$104,602	$104,647	$99,460	$95,956	$93,265
Straight-line rental revenue, net	(7,425)	(7,315)	(5,750)	(5,616)	(5,456)
Other amortization and non-cash charges	(1,668)	(1,353)	(1,177)	(1,167)	(1,157)
Adjusted Cash NOI	$95,509	$95,979	$92,533	$89,173	$86,652
Annualized EBITDAre	$411,336	$382,528	$370,616	$346,642	$315,375
Annualized Adjusted EBITDAre	378,668	381,315	358,072	346,672	337,759
Annualized Adjusted NOI	418,411	418,585	397,834	383,830	373,060
Annualized Adjusted Cash NOI	382,043	383,914	370,128	356,701	346,606
1 Reflects an adjustment to give effect to all investments during the quarter as if they had been acquired as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $0.1 million of executive transition costs and $0.4 million of accelerated stock-based compensation associated with the departure of our previous chief executive officer, and ($1.5) million of accelerated amortization of lease intangibles during the three months ended March 31, 2023.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 9

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Contractual rental amounts billed for operating leases	$98,102	$96,208	$91,208	$87,505	$84,396
Adjustment to recognize contractual operating lease billings on a straight- line basis	7,370	6,898	5,344	5,090	5,021
Net write-offs of accrued rental income	(105)	—	—	—	(1,326)
Variable rental amounts earned	341	721	309	291	186
Earned income from direct financing leases	691	693	719	721	723
Interest income from sales-type leases	14	15	14	15	14
Operating expenses billed to tenants	5,075	5,720	5,061	4,263	4,735
Other income from real estate transactions	7,392	2,019	874	134	42
Adjustment to revenue recognized for uncollectible rental amounts billed, net	112	(139)	(5)	(6)	50
Total Lease revenues, net	$118,992	$112,135	$103,524	$98,013	$93,841

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 10

Capital Structure

(in thousands, except per share data)

EQUITY
Shares of Common Stock	187,203
OP Units	9,309
Common Stock & OP Units	196,512
Price Per Share / Unit at March 31, 2023	$17.01
IMPLIED EQUITY MARKET CAPITALIZATION	$3,342,669
% of Total Capitalization	63.2%
DEBT
Unsecured Revolving Credit Facility - 2026	$108,330
Unsecured Term Loans	900,000
Unsecured Term Loan - 2026	400,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	85,853
TOTAL DEBT	$1,944,183
% of Total Capitalization	36.8%
Floating Rate Debt %	1.8%
Fixed Rate Debt %	98.2%
Secured Debt %	4.4%
Unsecured Debt %	95.6%

Total Capitalization	$5,286,852
Less: Cash and Cash Equivalents	(15,412)
Enterprise Value	$5,271,440

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 11

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2023	186,114	10,205	196,319
Grants of restricted stock awards	259	—	259
Retirement of common shares under equity incentive plan	(66)	—	(66)
OP conversion	896	(896)	—
Balance, March 31, 2023	187,203	9,309	196,512

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 12

Debt Outstanding

(in thousands)

	Outstanding Balance
	March 31,	December 31,
	2023	2022	Interest Rate	Maturity Date
Unsecured revolving credit facility	$108,330	$197,322	Applicable reference rate + 0.85%[1]	Mar. 2026
Unsecured term loans:
2026 Unsecured Term Loan	400,000	400,000	one-month LIBOR + 1.00%	Feb. 2026
2027 Unsecured Term Loan	200,000	200,000	one-month adjusted SOFR + 0.95%	Aug. 2027
2029 Unsecured Term Loan	300,000	300,000	one-month adjusted SOFR + 1.25%	Aug. 2029
Total unsecured term loans	900,000	900,000
Unamortized debt issuance costs, net	(4,994)	(5,308)
Total unsecured term loans, net	895,006	894,692
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(5,256)	(5,445)
Total senior unsecured notes, net	844,744	844,555
Total unsecured debt, net	$1,848,080	$1,936,569

1 At March 31, 2023 a balance of $34.5 million was subject to the one-month SOFR. The remaining balance includes $100 million CAD borrowings remeasured to $73.8 million USD, which was subject to the one-month Canadian Dollar Offered Rate.

	Origination	Maturity
	Date	Date	Interest	March 31,	December 31,
Lender	(Month/Year)	(Month/Year)	Rate	2023	2022
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$45,187	$45,516
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	19,043	19,150
PNC Bank	Oct-16	Nov-26	3.62%	16,566	16,675
Aegon	Apr-12	Oct-23	6.38%	5,197	5,413
Total mortgages				85,993	86,754
Debt issuance costs, net				(140)	(152)
Mortgages, net				$85,853	$86,602

Year of Maturity	Revolving Credit Facility	Mortgages	Term Loans	Senior Notes	Total
2023	$—	$6,820	$—	$—	$6,820
2024	—	2,260	—	—	2,260
2025	—	20,195	—	—	20,195
2026	108,330	16,843	400,000	—	525,173
2027	—	1,597	200,000	150,000	351,597
Thereafter	—	38,278	300,000	700,000	1,038,278
Total	$108,330	$85,993	$900,000	$850,000	$1,944,323

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 13

Net Debt Metrics

(in thousands)

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Debt
Unsecured revolving credit facility	$108,330	$197,322	$219,537	$320,657	$266,118
Unsecured term loans, net	895,006	894,692	894,378	587,098	586,884
Senior unsecured notes, net	844,744	844,555	844,367	844,178	843,990
Mortgages, net	85,853	86,602	94,753	95,453	96,141
Debt issuance costs	10,390	10,905	11,498	8,991	9,419
Gross Debt	1,944,323	2,034,076	2,064,533	1,856,377	1,802,552
Cash and cash equivalents	(15,412)	(21,789)	(75,912)	(16,813)	(54,103)
Restricted cash	(3,898)	(38,251)	(6,449)	(12,163)	(11,444)
Net Debt	$1,925,013	$1,974,036	$1,982,172	$1,827,401	$1,737,005
Anticipated proceeds from forward equity agreement	—	—	(270,732)	—	—
Pro Forma Net Debt	$1,925,013	$1,974,036	$1,711,440	$1,827,401	$1,737,005

Net Debt to Annualized EBITDAre	4.7x	5.2x	5.3x	5.3x	5.5x
Net Debt to Annualized Adjusted EBITDAre	5.1x	5.2x	5.5x	5.3x	5.1x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	5.1x	5.2x	4.8x	5.3x	5.1x

Covenants

The following is a summary of key financial covenants for the Company's unsecured debt instruments. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the respective lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2023, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.33	0.34	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.02	0.02	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.82	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	3.94	3.93	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.34	0.36	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.36
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	4.59
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.83
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.02

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Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

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Investment Activity1

(square feet and dollars in thousands)

The following tables summarize the Company's investment activity during 2023.

Q1 2023
Acquisitions:
Number of transactions	1
Number of properties	1
Square feet	10
Acquisition price	$5,221
Initial cash cap rate	6.8%
Initial GAAP cap rate	8.0%
Weighted avg. lease term (years)	20.1
Weighted average annual rent increase	1.8%

Revenue generating capital expenditures:
Number of existing properties	2
Investments[2]	$14,825
Initial cash cap rate	7.0%
Weighted avg. lease term (years)	18.2
Weighted average annual rent increase	1.8%

Total investments	$20,046
Total initial cash cap rate	7.0%
Total weighted average lease term (years)	18.7
Total weighted average annual rent increase	1.8%

1 During the quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of March 31, 2023.

2 Total unfunded investment commitments at March 31, 2023, were $18.0 million

Q1 Acquisitions:
Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (years)	Weighted Average Annual Rent Increase	Acquisition Price
Retail	1	10	20.1	1.8%	$5,221

Dispositions1

(square feet and dollars in thousands)

The following table summarizes the Company's property disposition activity during 2023.

Q1 2023
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Office[3]	1	282	$33,050	32,000	$30,881
Industrial	1	74	16,240	18,550	15,015
Restaurant	1	5	1,186	1,324	1,099
Total Properties	3	361	$50,476	$51,874	$46,995
Weighted average cash cap rate[3]					6.0%

3 Sale of office asset executed simultaneously with a $7.5 million lease buyout for total proceeds of $39.5 million, representing an all-in cash capitalization rate of 6.1%. Amounts have been excluded from the weighted average cash cap rate due to the nature of the separate transactions.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 16

Portfolio at a Glance: Key Metrics

	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Properties[1]	801	804	790	764	752
U.S. States	44	44	44	44	43
Canadian Provinces	4	4	4	4	4
Total Annualized Base Rent	$389.5M	$389.1M	$371.9M	$360.0M	$347.7M
Total Rentable Sq. Footage	39.1M	39.1M	36.8M	34.4M	32.8M
Tenants	221	221	218	213	210
Brands	209	211	208	203	198
Industries	54	55	56	57	56
Occupancy (based on SF)	99.4%	99.4%	99.3%	99.8%	99.8%
Rent Collection	100.0%	99.9%	100.0%	100.0%	100.0%
Top 10 Tenant Concentration	19.2%	19.0%	17.1%	16.5%	17.1%
Top 20 Tenant Concentration	31.4%	31.4%	29.8%	29.4%	30.0%
Investment Grade (tenant/guarantor)	15.6%	15.4%	16.0%	16.4%	15.3%
Financial Reporting Coverage[2]	94.3%	94.3%	94.1%	94.0%	94.2%
Rent Coverage Ratio (Restaurants Only)	3.2x	3.2x	3.1x	3.3x	3.2x
Weighted Average Annual Rent Increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted Average Remaining Lease Term	10.8 years	10.9 years	10.7 years	10.6 years	10.5 years
Master Leases (based on ABR)
Total Portfolio	41.2%	40.8%	37.7%	36.1%	34.5%
Multi-site tenants	69.3%	67.7%	65.4%	63.9%	61.6%

1 During the quarter, we entered into an agreement under the terms of an existing lease to substitute two properties with a tenant in exchange for one new property of equal value. Property substitutions are not included in the acquisition/disposition activity, however will affect the total number of properties reported as of March 31, 2023.

2 Includes 7.9%, 8.5%, 8.8%, 9.0%, and 9.1%, related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022, and March 31, 2022.

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Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,605	4.0%	2,250	5.8%
AHF, LLC*	Distribution & Warehouse/Manufacturing	8	9,377	2.4%	2,284	5.8%
Jack's Family Restaurants LP*	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	6,491	1.7%	1,537	3.9%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	19	6,178	1.6%	157	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	6,126	1.6%	417	1.1%
J. Alexander's, LLC*	Casual Dining	16	6,115	1.6%	131	0.3%
Hensley & Company*	Distribution & Warehouse	3	5,989	1.5%	577	1.5%
Dollar General Corporation	General Merchandise	60	5,962	1.5%	562	1.4%
BluePearl Holdings, LLC**	Animal Health Services	13	5,591	1.4%	166	0.5%
Total Top 10 Tenants		181	$74,743	19.2%	8,228	21.1%

Outback Steakhouse of Florida LLC*	Casual Dining	22	$5,365	1.4%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,349	1.4%	417	1.1%
Big Tex Trailer Manufacturing Inc.*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,056	1.3%	1,302	3.3%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,034	1.3%	156	0.4%
Salm Partners, LLC*	Food Processing	2	4,592	1.2%	368	0.9%
Nestle' Dreyer's Ice Cream Company[1]	Cold Storage	1	4,543	1.2%	309	0.8%
Carvana, LLC*	Industrial Services	2	4,510	1.2%	230	0.6%
Klosterman Bakery*	Food Processing	11	4,500	1.2%	549	1.4%
Arkansas Surgical Hospital	Surgical	1	4,476	1.0%	129	0.3%
American Signature, Inc.	Home Furnishings	6	4,309	1.0%	474	1.2%
Total Top 20 Tenants		291	$122,477	31.4%	12,302	31.5%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 18

Top 20 Brands

Brand	Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	15,605	4.0%	2,250	5.8%
AHF Products*	Distribution & Warehouse/ Manufacturing	8	9,377	2.4%	2,284	5.8%
Jack's Family Restaurants*	Quick Service Restaurants	43	7,309	1.9%	147	0.4%
Ryerson	Distribution & Warehouse	11	6,491	1.7%	1,537	3.9%
Red Lobster*	Casual Dining	19	6,178	1.6%	157	0.4%
Axcelis	Flex and R&D	1	6,126	1.6%	417	1.1%
Hensley*	Distribution & Warehouse	3	5,989	1.5%	577	1.5%
Dollar General	General Merchandise	60	5,962	1.5%	562	1.4%
BluePearl Veterinary Partners**	Animal Health Services	13	5,591	1.5%	165	0.4%
Bob Evans Farms*	Casual Dining/Food Processing	21	5,391	1.5%	281	0.7%
Total Top 10 Brands		186	$74,019	19.0%	8,377	21.4%

Tractor Supply Co.	General Merchandise	21	5,349	1.4%	417	1.1%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,056	1.3%	1,302	3.3%
Krispy Kreme	Quick Service Restaurants/ Food Processing	27	5,034	1.3%	156	0.4%
Outback Steakhouse*	Casual Dining	20	4,641	1.2%	126	0.3%
Salm Partners, LLC*	Food Processing	2	4,592	1.2%	368	0.9%
Nestle' Dreyer's Ice Cream Company[1]	Cold Storage	1	4,543	1.2%	309	0.8%
Carvana*	Industrial Services	2	4,510	1.2%	230	0.6%
Klosterman Baking Company*	Food Processing	11	4,500	1.2%	549	1.4%
Arkansas Surgical Hospital	Surgical	1	4,476	1.1%	129	0.3%
Wendy's	Quick Service Restaurants	29	4,325	1.1%	84	0.2%
Total Top 20 Brands		317	$121,045	31.1%	12,047	30.7%

1Nestle's ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August, 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 19

Diversification: Property Type

(rent percentages based on ABR)

$389 M
Annualized
Base Rent

Industrial	52%
Manufacturing	17%
Distribution & Warehouse	13%
Food Processing	11%
Flex and R&D	5%
Cold Storage	3%
Industrial Services	3%

Healthcare	17%
Clinical	7%
Healthcare Services	3%
Animal Health Services	3%
Surgical	2%
Life Science	2%

Restaurant	13%
Casual Dining	7%
Quick Service Restaurants	6%

Retail	12%
General Merchandise	7%
Automotive	3%
Home Furnishings	2%
Child Care	0%

Office	6%
Corporate Headquarters	3%
Strategic Operations	2%
Call Center	1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 20

Diversification: Property Type (continued)

Property Type	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	79	$64,375	16.5%	12,142	31.1%
Distribution & Warehouse	47	51,610	13.3%	9,459	24.2%
Food Processing	33	44,215	11.4%	5,442	13.9%
Flex and R&D	7	17,666	4.5%	1,457	3.7%
Cold Storage	4	12,827	3.3%	933	2.4%
Industrial Services	22	10,891	2.8%	587	1.5%
Untenanted	1	—	—	122	0.3%
Industrial Total	193	201,584	51.8%	30,142	77.1%
Healthcare
Clinical	52	27,181	7.0%	1,091	2.8%
Healthcare Services	30	11,118	2.9%	496	1.3%
Animal Health Services	27	10,846	2.8%	405	1.0%
Surgical	12	10,475	2.7%	329	0.9%
Life Science	9	7,901	2.0%	549	1.4%
Healthcare Total	130	67,521	17.4%	2,870	7.4%
Restaurant
Casual Dining	101	27,341	7.0%	673	1.7%
Quick Service Restaurants	146	25,027	6.4%	499	1.3%
Restaurant Total	247	52,368	13.4%	1,172	3.0%
Retail
General Merchandise	132	24,714	6.3%	1,865	4.8%
Automotive	68	12,628	3.2%	777	2.0%
Home Furnishings	13	7,147	1.8%	797	2.0%
Child Care	2	731	0.3%	20	0.1%
Retail Total	215	45,220	11.6%	3,459	8.9%
Office
Corporate Headquarters	5	9,912	2.5%	615	1.6%
Strategic Operations	7	8,389	2.2%	408	0.9%
Call Center	3	4,478	1.1%	346	0.8%
Untenanted	1	—	—	46	0.3%
Office Total	16	22,779	5.8%	1,415	3.6%
Total	801	$389,472	100.0%	39,058	100.0%

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Key Statistics by Property Type

	Q1 2023	Q4 2022	Q3 2022	Q2 2022	Q1 2022
Industrial
Number of properties	193	195	185	166	158
Square feet (000s)	30,142	29,947	27,631	25,279	23,881
Weighted average lease term (years)	11.9	11.2	11.2	10.8	10.3
Weighted average annual rent escalation	2.0%	2.0%	2.0%	2.0%	2.0%
Percentage of total ABR	51.8%	51.5%	49.0%	47.6%	46.4%

Healthcare
Number of properties	130	130	130	129	128
Square feet (000s)	2,870	2,870	2,869	2,855	2,813
Weighted average lease term (years)	7.0	8.2	8.2	8.4	8.6
Weighted average annual rent escalation	2.3%	2.2%	2.2%	2.2%	2.2%
Percentage of total ABR	17.4%	17.1%	18.5%	18.8%	19.1%

Restaurant
Number of properties	247	248	250	247	250
Square feet (000s)	1,172	1,177	1,191	1,174	1,188
Weighted average lease term (years)	14.3	14.8	14.8	15.0	15.3
Weighted average annual rent escalation	1.8%	1.8%	1.8%	1.8%	1.9%
Percentage of total ABR	13.4%	13.5%	14.1%	14.3%	15.0%

Retail
Number of properties	215	214	209	206	200
Square feet (000s)	3,459	3,448	3,411	3,404	3,235
Weighted average lease term (years)	10.2	10.5	10.5	10.9	11.2
Weighted average annual rent escalation	1.6%	1.6%	1.6%	1.6%	1.6%
Percentage of total ABR	11.6%	11.5%	11.7%	12.0%	12.0%

Office
Number of properties	16	17	16	16	16
Square feet (000s)	1,415	1,697	1,686	1,685	1,685
Weighted average lease term (years)	6.0	6.1	6.1	6.0	6.3
Weighted average annual rent escalation	2.5%	2.5%	2.5%	2.4%	2.5%
Percentage of total ABR	5.8%	6.4%	6.7%	7.3%	7.5%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 22

Diversification: Tenant Industry

Industry	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
Healthcare Facilities	104	$53,183	13.7%	2,062	5.3%
Restaurants	250	53,141	13.6%	1,214	3.1%
Packaged Foods & Meats	29	38,843	10.0%	4,713	12.1%
Distributors	27	15,962	4.1%	2,695	6.9%
Auto Parts & Equipment	43	15,623	4.0%	2,676	6.9%
Specialty Stores	31	14,078	3.6%	1,338	3.4%
Food Distributors	7	13,799	3.5%	1,712	4.4%
Home Furnishing Retail	18	12,684	3.3%	1,858	4.8%
Specialized Consumer Services	49	12,672	3.3%	728	1.9%
Metal & Glass Containers	8	10,114	2.6%	2,206	5.6%
General Merchandise Stores	96	9,640	2.5%	880	2.3%
Industrial Machinery	20	9,408	2.4%	1,949	5.0%
Forest Products	8	9,377	2.4%	2,284	5.8%
Healthcare Services	18	9,299	2.4%	515	1.3%
Aerospace & Defense	6	7,565	1.9%	746	1.9%
Other (39 industries)	85	104,084	26.7%	11,258	28.7%
Untenanted properties	2	—	—	224	0.6%
Total	801	$389,472	100.0%	39,058	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 801 TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
TX	72	$38,037	9.8%	3,621	9.3%	WA	15	4,330	1.1%	150	0.4%
MI	55	32,555	8.4%	3,811	9.8%	LA	4	3,407	0.9%	194	0.5%
IL	32	24,165	6.2%	2,424	6.2%	MS	11	3,320	0.9%	430	1.1%
WI	35	21,792	5.6%	2,163	5.5%	NE	6	3,175	0.8%	509	1.3%
CA	13	18,827	4.8%	1,718	4.4%	MD	4	3,052	0.8%	293	0.7%
OH	47	18,680	4.8%	1,728	4.4%	SC	13	2,937	0.8%	308	0.8%
FL	42	16,411	4.2%	844	2.2%	IA	4	2,804	0.7%	622	1.6%
IN	32	15,843	4.1%	1,906	4.9%	NM	9	2,734	0.7%	107	0.3%
MN	21	15,396	4.0%	2,500	6.4%	CO	4	2,501	0.6%	126	0.3%
TN	50	15,150	3.9%	1,103	2.8%	UT	3	2,432	0.6%	280	0.7%
NC	37	14,023	3.6%	1,435	3.7%	CT	2	1,767	0.5%	55	0.1%
AL	53	12,151	3.1%	873	2.2%	MT	7	1,582	0.4%	43	0.1%
GA	33	11,535	3.0%	1,576	4.0%	DE	4	1,167	0.3%	133	0.3%
AZ	9	10,876	2.8%	909	2.3%	ND	2	954	0.2%	28	0.1%
PA	22	9,677	2.5%	1,836	4.7%	VT	2	420	0.1%	24	0.1%
NY	26	9,268	2.4%	680	1.7%	WY	1	307	0.1%	21	0.1%
KY	24	8,465	2.2%	900	2.3%	NV	1	268	0.1%	6	0.0%
MA	4	8,232	2.1%	744	1.9%	OR	1	136	0.0%	9	0.0%
OK	22	8,107	2.1%	987	2.5%	SD	1	81	0.0%	9	0.0%
AR	11	7,722	2.0%	283	0.7%	Total US	794	$381,406	97.9%	38,628	98.9%
MO	12	6,119	1.6%	1,138	2.9%	BC	2	$4,584	1.2%	253	0.6%
KS	11	5,638	1.4%	648	1.7%	ON	3	2,126	0.5%	101	0.3%
VA	17	5,479	1.4%	204	0.5%	AB	1	999	0.3%	51	0.1%
WV	17	4,975	1.3%	884	2.3%	MB	1	357	0.1%	25	0.1%
NJ	3	4,909	1.3%	366	1.1%	Total Canada	7	$8,066	2.1%	430	1.1%
						Grand Total	801	$389,472	100.0%	39,058	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 24

Lease Expirations

(rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.8 YRS
1.2%
2.7%
1.8%
4.4%
6.2%
6.2%
5.8%
14.0%
2.2%
8.2%
4.8%
1.6%
3.6%
6.8%
4.4%
2.5%
1.8%
1.5%
5.4%
11.2%
3.7%
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	# Leases	ABR ($'000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2023	5	7	$4,497	1.2%	504	1.3%
2024	9	9	10,640	2.7%	1,239	3.2%
2025	19	22	6,905	1.8%	385	1.0%
2026	34	35	17,235	4.4%	1,150	2.9%
2027	29	30	24,166	6.2%	2,079	5.3%
2028	36	36	24,220	6.2%	2,262	5.8%
2029	72	73	22,541	5.8%	2,724	7.0%
2030	101	101	54,479	14.0%	5,110	13.1%
2031	33	33	8,640	2.2%	805	2.1%
2032	62	63	31,896	8.2%	3,469	8.9%
2033	50	50	18,888	4.8%	1,593	4.1%
2034	33	33	6,305	1.6%	409	1.0%
2035	19	19	13,966	3.6%	2,021	5.2%
2036	87	87	26,485	6.8%	2,931	7.5%
2037	23	23	17,111	4.4%	1,124	2.9%
2038	36	36	9,573	2.5%	725	1.9%
2039	10	10	6,858	1.8%	798	2.0%
2040	31	31	5,784	1.5%	312	0.8%
2041	40	40	20,875	5.4%	1,731	4.4%
2042	59	59	43,758	11.2%	4,813	12.3%
Thereafter	11	11	14,650	3.7%	2,650	6.7%
Untenanted properties	2	—	—	—	224	0.6%
Total	801	808	$389,472	100.0%	39,058	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 25

Occupancy

Occupancy by Rentable Square Footage

99.2%
99.8%
99.3%
99.4%
99.8%
99.8%
99.3%
99.4%
99.4%
2020
2021
2022
2023
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23

Change in Occupancy

Number of properties
Vacant properties at January 1, 2023	3
Lease expirations[1]	2
Leasing activities	(3)
Vacant dispositions	—
Vacant properties at March 31, 2023	2

1 Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved in the periods indicated above.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 26

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Cap Rate: Cash Cap Rate represents the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisitions costs.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing acquisitions and dispositions for the quarter as if such acquisitions and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the gain on insurance recoveries, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance and executive transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain non-cash revenues and expenses, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, (gain) loss on interest rate swaps and other non-cash interest expense, stock-based compensation, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 27

Definitions and Explanations (continued)

GAAP Cap Rate: GAAP Cap Rate represents the estimated first year GAAP yield to be generated on a real estate investment, which was computed at the time of investment based on the first full year of rental income computed in accordance with GAAP, divided by the purchase price including capitalized acquisition costs for the property.

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is "occupied" or "leased" means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management's estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2023 Broadstone Net Lease, LLC. All rights reserved. 28